UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2024

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FREIGHTCAR AMERICA, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-51237	25-1837219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 S. Wacker Drive, Suite 1500

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

(800) 458-2235

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RAIL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 23, 2024, FreightCar America, Inc. (the “Company”) entered into three separate royalty agreements with (i) Jesús Salvador Gil Benavides, a Mexican individual (the “Royalty Payee - Jesús”) (the “Royalty Agreement - Jesús”); (ii) Alejandro Gil Benavides, a Mexican individual (the “Royalty Payee - Alejandro”) (the “Royalty Agreement - Alejandro”); and (iii) Salvador Gil Benavides, a Mexican individual (the “Royalty Payee - Salvador” and, collectively with the Royalty Payee - Jesús and the Royalty Payee - Alejandro, the “Royalty Payees”) (the “Royalty Agreement - Salvador”, and collectively with the Royalty Agreement - Jesús and the Royalty Agreement - Alejandro, the “Royalty Agreements”). The Royalty Payees are the lessors of the Company’s manufacturing facility in Castaños, Mexico (the “Castaños Facility”), Royalty Payee - Jesús is a member of the Company’s Board of Directors, and Royalty Payee - Alejandro is the beneficial owner of 11.8% of the Company’s common stock.

Under each Royalty Agreement, the Company shall pay to the Royalty Payees royalties consisting of (i) a total of 1.2% on revenue received from railcars and (ii) a total of 1.5% on revenue received from tank cars, as applicable, that are built, converted, modified, refurbished or repaired at the Castaños Facility, or elsewhere within Mexico, during certain production line periods. Each Royalty Agreement shall end upon the termination of the last applicable production line period, unless terminated earlier pursuant to such Royalty Agreement.

The foregoing description of the Royalty Agreements does not purport to be complete and is qualified by reference to the full text of the Royalty Agreements to be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 2024.

Item 1.02. Termination of a Material Definitive Agreement.

On January 23, 2024, the Company, Fabricaciones y Servicios de México, S.A. de C.V., Agben de Mexico, S.A. de C.V., Industrial Mexicana Fasemex, S.A. de C.V., Proveedora Industrial para el Manejo de Materiales, S.A. de C.V. and Fasemex, Inc. agreed to terminate that certain royalty agreement entered into on October 16, 2020, as amended on February 8, 2022 (the “First Royalty Agreement”). No early termination penalties were incurred in connection with the termination of the First Royalty Agreement. Accordingly, the Company’s obligations under the First Royalty Agreement are deemed satisfied in full and the First Royalty Agreement is terminated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREIGHTCAR AMERICA, INC.

Date: January 29, 2024	By:	/s/ Michael A. Riordan
Michael A. Riordan
Vice President, Finance, Chief Financial Officer and Treasurer